UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2018
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2018, Under Armour, Inc. (the “Company” or “Under Armour”) issued a press release announcing the election of Mohamed A. El-Erian, age 59, as Director of the Company effective October 1, 2018. A copy of Under Armour’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Board of Directors appointed Dr. El-Erian as a member of the Audit Committee and the Finance and Capital Planning Committee effective January 1, 2019.

Pursuant to the Under Armour, Inc. 2017 Non-Employee Director Compensation Plan (“Director Compensation Plan”), as a new Director of the Company, Dr. El-Erian will receive an initial award of restricted stock units for shares of the Company’s Class C common stock valued at $100,000 on the grant date and vesting in three equal annual installments. Pursuant to the Director Compensation Plan, non-employee directors receive an annual restricted stock unit award each year following the annual meeting of stockholders. The Board of Directors approved a pro-rated annual award to Dr. El-Erian, with the restricted stock unit award valued at $87,500 on the grant date (pro-rated from $150,000). The grant date for the initial and annual awards will be October 1, 2018. For a full description of the Company’s director compensation program, see the “Corporate Governance and Related Matters-Compensation of Directors” section of the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Under Armour, Inc. press release dated August 6, 2018 announcing the election of Mohamed A. El-Erian as Director of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: August 6, 2018	By:	/s/ John P. Stanton
John P. Stanton
Executive Vice President, General Counsel & Secretary